UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2016
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification Number)
200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On November 10, 2015, Molina Healthcare, Inc. (the “Company”) issued $700 million aggregate principal amount of its 5.375% Senior Notes due 2022 (the “Original Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Original Notes were, upon issuance, guaranteed by two of the Company’s wholly-owned subsidiaries—Molina Information Systems, LLC and Molina Medical Management, Inc. (collectively, the “Original Subsidiary Guarantors”). On November 2, 2015, the Company completed the acquisition of Providence Human Services, LLC and Providence Community Services, LLC, which included the indirect acquisition of a number of subsidiaries (the “Providence Acquisition”). As a result of the Providence Acquisition, certain newly acquired subsidiaries also became subsidiary guarantors of the Original Notes (collectively, the “New Subsidiary Guarantors” and, together with the Original Subsidiary Guarantors, the “Subsidiary Guarantors”). The New Subsidiary Guarantors (a) were, pursuant to Instruction (iii) to Rule 3-10(g) of Regulation S-X, deemed to be related prior to the Providence Acquisition and (b) have not been included in the audited consolidated results of the Company for at least nine months of the fiscal year ended December 31, 2015 (i.e., the most recent fiscal year). In addition, the purchase price for the Providence Acquisition was more than 20% of the principal amount of the Exchange Notes (as defined below).
In accordance with the requirements of Rule 3-10(f) of Regulation S-X, each of the Subsidiary Guarantors is 100% owned by the Company (as defined by Rule 3-10(h)(1) of Regulation S-X), the guarantees provided by the Subsidiary Guarantors are full and unconditional (as defined by Rule 3-10(h)(2) of Regulation S-X) and the guarantees provided by the Subsidiary Guarantors are joint and several.
Concurrently herewith, the Company is filing a Registration Statement on Form S-4 (the “S-4 Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to an offer to exchange (the “Exchange Offer”) up to $700 million aggregate principal amount of the Original Notes for up to $700 million aggregate principal amount of 5.375% Senior Notes due 2022 that will be registered under the Securities Act (the “Exchange Notes”). The terms of the Exchange Notes will be substantially identical to the Original Notes, except that the Exchange Notes will not be subject to transfer restrictions, registration rights or additional interest relating to the Original Notes.
In connection with the Exchange Offer, the Company and the Subsidiary Guarantors will become subject to the requirements of Rule 3-10 of Regulation S-X under the Securities Act regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered with the SEC. The Company is filing this Current Report on Form 8-K to provide the financial statements required by Rule 3-10 of Regulation S-X. Those financial statements are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2, 99.3 and 99.4 (collectively, the “Updated Financial Information”). Specifically, Exhibit 99.1 updates the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2015 filed with the SEC on February 26, 2016 (the “2015 Form 10-K”) to include Note 23—Supplemental Condensed Consolidating Financial Information, which presents the financial position of the parent company

(issuer), the Subsidiary Guarantors, and the non-guarantor subsidiaries as of December 31, 2015 and 2014, and the respective results of operations and cash flows for each of the three years in the period ended December 31, 2015 as permitted by Rule 3-10(f)(4) of Regulation S-X. Exhibit 99.2 updates the Company's Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2016 filed with the SEC on July 27, 2016 (the "Q2 Form 10-Q") to include Note 17—Supplemental Condensed Consolidating Financial Information, which presents the financial position of the parent company (issuer), the Subsidiary Guarantors, and the non-guarantor subsidiaries as of June 30, 2016 and December 31, 2015, and the respective results of operations and cash flows for the three and six months ended June 30, 2016 and 2015 as permitted by Rule 3-10(f)(4) of Regulation S-X. Exhibit 99.3 contains the audited consolidated financial statements of the New Subsidiary Guarantors as of and for the year ended December 31, 2014 (i.e., the New Subsidiary Guarantors’ fiscal year immediately prior to the Providence Acquisition), as required by Rule 3-10(g)(2)(i) of Regulation S-X. Exhibit 99.4 contains the unaudited consolidated financial statements of the New Subsidiary Guarantors as of and for the nine months ended September 30, 2015 and 2014, as required by Rule 3-10(g)(2)(i) of Regulation S-X.
The Updated Financial Information will be incorporated by reference into the S-4 Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:
Capitalized terms used in the following list of Exhibits shall have the meanings given to such terms in Item 8.01 above.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Updated Item 8. Financial Statements and Supplementary Data, from the 2015 Form 10-K.
99.2	Updated Item 1. Financial Statements, from the Q2 Form 10-Q.
99.3	Audited Special-Purpose Consolidated Financial Statements of the New Subsidiary Guarantors as of and for the year ended December 31, 2014.
99.4	Unaudited Special-Purpose Consolidated Financial Statements of the New Subsidiary Guarantors as of and for the nine months ended September 30, 2015 and 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	July 28, 2016	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Capitalized terms used in the following list of Exhibits shall have the meanings given to such terms in Item 8.01 above.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Updated Item 8. Financial Statements and Supplementary Data, from the 2015 Form 10-K.
99.2	Updated Item 1. Financial Statements, from the Q2 Form 10-Q.
99.3	Audited Special-Purpose Consolidated Financial Statements of the New Subsidiary Guarantors as of and for the year ended December 31, 2014.
99.4	Unaudited Special-Purpose Consolidated Financial Statements of the New Subsidiary Guarantors as of and for the nine months ended September 30, 2015 and 2014.